CONFIDENTIAL

SCOPIA CAPITAL MANAGEMENT LP
152 West 57TH Street, 33RD Floor
New York, New York 10019

Itron, Inc.
2111 North Molter Road
Liberty Lake, WA
Attn: Shannon Votava, General Counsel

October 25, 2016

Dear Ms. Votava:

Reference is made to that certain cooperation agreement (the "Cooperation Agreement"), by and among Itron, Inc. (the "Company"), Coppersmith Capital Management, LLC, Scopia Management, Inc. and certain of their affiliates (collectively, "the Shareholders"), Jerome J. Lande and Peter Mainz. The Shareholders understand that the Board of Directors of the Company proposes to (i) increase the size of the Value Enhancement Committee (the "Committee") established pursuant to the Cooperation Agreement from five (5) to six (6) independent directors, (ii) appoint Timothy Leyden to the Committee to fill such vacancy and appoint Mr. Leyden as Chairperson of the Committee and (iii) provide that the size of the Committee be reduced automatically to five (5) members upon the completion by Jon Eliassen of his current term as a director of the Company at its May 2017 Annual Meeting of Shareholders and his resulting concurrent cessation as a member of the Committee (collectively, the "Proposed Actions"). Pursuant to Section l(c) of the Cooperation Agreement, the Committee shall be comprised of no more than five (5) independent directors. In accordance with the Cooperation Agreement, the Shareholders hereby waive the requirement that the Committee be comprised of no more than five (5) independent directors and hereby consent to the Proposed Actions. Except as otherwise provided herein, the Cooperation Agreement shall remain unchanged and in full force and effect. From and after the execution of this letter agreement by the parties hereto, any reference to the Cooperation Agreement shall be deemed to be a reference to the Cooperation Agreement and this letter agreement.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington without reference to the conflict of laws principles thereof. This letter agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including by means of electronic delivery or facsimile). The terms and conditions of this letter agreement shall be binding upon, inure to the benefit of, and be enforceable by the ·parties hereto and their respective successors, heirs, executors, legal representatives, and permitted assigns.

[Signature page follows]

IN WITNESS WHEREOF, this letter agreement has been duly executed and delivered by the duly authorized signatories of the parties as of the date hereof.

COPPERSMITH VALUE PARTNERS II, LP
By: Coppersmith Capital Partners, LLC, its General Partner
By:	/s/ Jerome J. Lande
Name:	Jerome J. Lande
Title:	Managing Member

COPPERSMITH CAPITAL PARTNERS, LLC
By:	/s/ Jerome J. Lande
Name:	Jerome J. Lande
Title:	Managing Member

COPPERSMITH CAPITAL MANAGEMENT, LLC
By:	/s/ Jerome J. Lande
Name:	Jerome J. Lande
Title:	Managing Member

INDIVIDUALS:
By:	/s/ Jerome J. Lande
Name:	Jerome J. Lande

By:	/s/ Craig Rosenblum
Name:	Craig Rosenblum

[Signature Page to Letter Agreement]

SCOPIA LONG LLC		SCOPIA WINDMILL FUND LP
SCOPIA LB LLC		SCOPIA INTERNATIONAL MASTER FUND LP
SCOPIA PX LLC		SCOPIA PX INTERNATIONAL MASTER FUND LP
SCOPIA PARTNERS LLC		SCOPIA LB INTERNATIONAL MASTER FUND LP
SCOPIA LONG INTERNATIONAL		SCOPIA LONG QP LLC
MASTER FUND LP
By: Scopia Capital Management LP, its Investment Manager
By: Scopia Management, Inc., its General Partner
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

SCOPIA CAPITAL MANAGEMENT LP
By: Scopia Management, Inc., its General Partner
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

SCOPIA CAPITAL GP LLC
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

SCOPIA MANAGEMENT, INC.
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

INDIVIDUALS:
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich

By:	/s/ Jeremy Mindich
Name:	Jeremy Mindich

[Signature Page to Letter Agreement]

Itron, Inc.
By:	/s/ Philip Mezey
Name:	Philip Mezey
Title:	President and Chief Executive Officer

[Signature Page to Letter Agreement]